Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K for the year ended 2019 of Ranger Energy Services, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Brandon Blossman, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 28, 2020	/s/ J. Brandon Blossman
J. Brandon Blossman
Chief Financial Officer
(Principal Financial Officer)